                                                                    EXHIBIT 10.4

          FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND
                                 LIMITED CONSENT

            THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED CONSENT (this "Amendment"), dated as of November 14, 2001, among NEXSTAR FINANCE, L.L.C., a Delaware limited liability company (the "Borrower"), NEXSTAR BROADCASTING GROUP, L.L.C., a Delaware limited liability company (the "Ultimate Parent"), the other Parent Guarantors (as such term is defined in the hereinafter described Credit Agreement) parties to this Amendment, the several Banks (as such term is defined in the hereinafter described Credit Agreement) parties to this Amendment, and BANK OF AMERICA, N.A., as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").

                                R E C I T A L S:

      A. The Borrower, the Ultimate Parent, the other Parent Guarantors, the Administrative Agent, Barclays Bank PLC, as Syndication Agent, First Union National Bank, as Documentation Agent, and the several Banks parties thereto entered into that certain Amended and Restated Credit Agreement dated as of June 14, 2001 (as the same may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

      B. The Borrower has advised the Lenders that the Parent Guarantors and the Borrower do not anticipate to be in compliance with the financial covenant set forth in Section 8.09(a) of the Credit Agreement with respect to the Measurement Period ended September 30, 2001 (such anticipated noncompliance is hereinafter referred to as the "Financial Covenant Default").

      C. Pursuant to Section 9.02 of the Credit Agreement, if at the end of any Fiscal Quarter there exists an Event of Default with respect to Section 8.09(a), the Borrower may, prior to the date upon which financial statements for such Fiscal Quarter are required to be delivered pursuant to Section 7.01, cure such Event of Default by receiving equity contributions from ABRY L.P. II, ABRY L.P. III and/or Sook (and/or other Persons exercising preemptive rights in connection with an equity issuance to one or more of them), or a payment pursuant to an ABRY Capital Contribution Agreement, and applying the proceeds therefrom to repay Loans and/or to reduce Commitments so that the Consolidated Total Leverage Ratio, calculated on a Pro Forma Basis after giving effect to any such equity contributions and repayments, as of the last day of the Fiscal Quarter for which such Event of Default occurred, do not exceed the ratio set forth in Section 8.09(a).

      D. The Administrative Agent has requested that ABRY L.P. III make a cash equity contribution of $5,000,000 in immediately available funds to the Ultimate Parent as required by Section 2(a) of the ABRY Capital Contribution Agreement.

      E. In satisfaction of Section 2(a) of the ABRY Capital Contribution Agreement and in order to cure the Financial Covenant Default pursuant to
Section 9.02 of the Credit Agreement, ABRY L.P. II and/or ABRY L.P. III have proposed purchasing Permitted Parent Preferred Equity (the "Additional Parent Equity") for an aggregate cash purchase price of $15,000,000 in immediately available funds on or before the Amendment Effective Date, $5,000,000 of the proceeds of which shall be used to make a mandatory prepayment of Term Loans pursuant to Section 2.07(h) of the Credit Agreement to be applied pursuant Sections 2.07(k), 2.08(b) and 9.02 thereof, and $10,000,000 of the proceeds of which shall be used to make a voluntary prepayment of Term Loans pursuant to
Section 2.06 of the Credit Agreement to be applied pursuant Sections 2.06(c), 2.08(b) and 9.02 thereof.

      F. The consent of the Majority Banks is required in order to allow the issuance of the Additional Parent Equity pursuant to Section 8.05(l) of the Credit Agreement inasmuch as the Financial Covenant Default exists prior to such issuance and pursuant Section 8.14(ii) of the Credit Agreement inasmuch as certain amendments to the Charter Documents of the Ultimate Parent are required to authorize the issuance of the Additional Parent Equity.

      G. The Borrower and the Ultimate Parent have further advised the Administrative Agent that they wish to effect the following transactions:

            (i) the execution, delivery and performance by Nexstar Broadcasting of Peoria, L.L.C. ("Nexstar Peoria") of an Outsourcing Agreement with WYZZ, Inc. with respect to commercial television broadcast station WYZZ, Peoria-Bloomington, Illinois, substantially in the form previously provided by the Borrower to the Administrative Agent (the "Outsourcing Agreement");

            (ii) the guaranty by the Ultimate Parent of certain lease obligations of Mission Broadcasting of Joplin, Inc., a Delaware corporation ("Mission Joplin"), to SpectraSite Broadcast Towers, Inc. in connection with the acquisition by Mission Joplin of commercial television broadcast station KODE-TV, Joplin, Missouri (the "Station"), which Guaranty Obligations shall be incurred pursuant to documentation substantially in the form previously provided by the Borrower to the Administrative Agent (such guaranties are hereinafter referred to collectively as the "SpectraSite Lease Guaranties"); and

            (iii) the execution, delivery and performance by Nexstar Broadcasting of Joplin L.L.C. ("Nexstar Joplin") of a Shared Services Agreement with Mission Joplin with respect to the Station substantially in the form previously provided by the Borrowers to the Administrative Agent (the "KODE SSA").

      H. The written consent of Majority Banks is required prior to the execution, delivery and performance of the Outsourcing Agreement and the KODE SSA pursuant to Section 8.04(b) of the Credit Agreement inasmuch as the Consolidated Total Leverage Ratio immediately prior to the consummation of such transaction is greater than 5:00:1:00.

      I. The amendment of Section 8.05 of the Credit Agreement is required prior to the execution and delivery of the SpectraSite Lease Guaranties inasmuch as the incurrence of the Guaranty Obligations thereunder is not otherwise permitted pursuant to Section 8.05 .

      J. The Borrower and the Ultimate Parent have requested that the Banks (i) consent to the issuance of the Additional Parent Equity notwithstanding the existence of the Financial Covenant Default, (ii) consent to the amendment of the Charter Documents of the Ultimate Parent in order to permit such issuance,
(iii) consent to the execution, delivery and performance of the Outsourcing Agreement and the KODE SSA, (iv) amend the Credit Agreement to permit the execution and delivery of the SpectraSite Lease Guaranties, and (v) amend certain financial covenants in order to assist the Credit Parties with future compliance with such covenants, in each case as more fully described hereinbelow.

      K. The several Banks parties to this Amendment are willing to (i) consent to the issuance of the Additional Parent Equity notwithstanding the existence of the Financial Covenant Default, (ii) consent to the amendment of the Charter Documents of the Ultimate Parent in order to permit such issuance, (iii) consent to the execution, delivery and performance of the Outsourcing Agreement and the KODE SSA, (iv) amend the Credit Agreement to permit the SpectraSite Lease Guaranties, and (v) agree to the other amendments to the Credit Agreement set forth herein, subject in each case to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower and the Ultimate Parent, set forth herein.

      NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto agree hereby as follows:

      Section 1. AMENDMENTS. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Borrower and the Parent Guarantors herein contained, the Borrower, the Parent Guarantors and the several Banks parties to this Amendment hereby agree to amend the Credit Agreement, effective as of the Amendment Effective Date (as hereinafter defined) as follows:

      (a) Section 1.01 is amended by deleting existing definition of "Applicable Margin" and inserting the following in lieu thereof:

            "Applicable Margin" means (i) with respect to Term A Loans (other than Incremental Term Loans) and Revolving Loans (other than Incremental Revolving Loans) which are Eurodollar Loans, the margin to be added at any date to the Eurodollar Rate, which is equal to the applicable percentage rate per annum set forth below, based upon the applicable Level in effect for the Borrower on such date; (ii) with respect to Term A Loans (other than Incremental Term Loans) and Revolving Loans (other than Incremental Revolving Loans) which are Base Rate Loans, the margin to be added at any date to the Base Rate, which is equal to the percentage per annum which is 1.625% less than the Applicable Margin for Eurodollar Loans then in effect for the Borrower on such date, but in no event less than zero, (iii) with respect to Term B Loans which are Eurodollar Loans, (x) while the applicable Level in effect for the Borrower is Level VII,

      4.250% , and (y) at all other times, 4.000%; (iv) with respect to Term B Loans which are Base Rate Loans, 1.625% less than the Applicable Margin for Term B Loans which are Eurodollar Loans then in effect for the Borrower on such date, but in no event less than zero; and (iv) with respect to Incremental Term Loans and Incremental Revolving Loans, the Incremental Margin to be added to the Base Rate or Eurodollar Rate, as the case may be, as agreed upon by the Borrower and the Bank or Banks providing the Incremental Term Commitment and/or Incremental Revolving Commitment relating thereto as provided in Section 2.16(a), or if not agreed upon, as provided in Section 2.16(b).

                   ===========================================

                        Level          Applicable Percentage
                                               Rate
                   ===========================================

                      Level I                       2.000%
                   -------------------------------------------

                      Level II                      2.250%
                   -------------------------------------------

                      Level III                     2.500%
                   -------------------------------------------

                      Level IV                      2.750%
                   -------------------------------------------

                      Level V                       3.000%
                   -------------------------------------------

                      Level VI                      3.250%
                   -------------------------------------------

                      Level VII                     3.500%
                   -------------------------------------------

      (b) Section 1.01 is amended by inserting the following sentence at the end of the existing definition of "Consolidated Operating Cash Flow":

            "Notwithstanding the foregoing, the Consolidated Net Income of a Person attributable from payments accrued to or received by such Person under any Network Affiliation Agreements to which such Person is a party shall include only payments actually received or currently receivable by such Person under such agreements during such period (regardless of the GAAP treatment thereof) for the purpose of calculating such Person's Consolidated Operating Cash Flow for such period."

      (c) Section 1.01 is amended by deleting the definition of "Level" and inserting the following definition in lieu thereof:

            "Level" means, as of any date of determination, the applicable Level set forth below which is then in effect, as determined in accordance with the following provisions of this definition. On the Effective Date and continuing through and including November 13, 2001, the Level for purposes of calculating the Applicable Margin shall be deemed to be Level VI, after November 13, 2001, through and including the day immediately preceding the first Adjustment Date occurring after September 30, 2001, the Level for purposes of calculating the Applicable Margin shall be deemed to be Level VII and for each period thereafter beginning on an Adjustment Date and ending on the day immediately preceding the next succeeding Adjustment Date, the Level for purposes of calculating the Applicable Margin shall be the applicable Level set forth below opposite the Consolidated Total Leverage Ratio determined as at the end of the last Fiscal Quarter ended prior to the first day of such period. If by any Adjustment Date, the Borrower has failed to deliver a Compliance Certificate for the then most recently completed Fiscal Quarter, the Applicable Margin for the next succeeding period commencing on such Adjustment Date and ending on the second Business Day after such Compliance Certificate is actually delivered shall be computed as if the Consolidated Total Leverage Ratio were at Level VII.

================================================================================

  Level                      Consolidated Total Leverage Ratio
================================================================================

     I       Less than or equal to 4.50 to 1.00
--------------------------------------------------------------------------------

    II       Greater  than  4.50 to 1.00 but less than or equal to 5.00 to 1.00
--------------------------------------------------------------------------------

   III       Greater  than  5.00 to 1.00 but less than or equal to 5.50 to 1.00
--------------------------------------------------------------------------------

    IV       Greater  than  5.50 to 1.00 but less than or equal to 6.00 to 1.00
--------------------------------------------------------------------------------

     V       Greater  than  6.00 to 1.00 but less than or equal to 6.50 to 1.00
--------------------------------------------------------------------------------

    VI       Greater  than  6.50 to 1.00 but less than or equal to 6.75 to 1.00
--------------------------------------------------------------------------------

   VII       Greater than 6.75 to 1.00
--------------------------------------------------------------------------------

      (d) Section 1.01 is amended by inserting the following proviso at the end of the existing definition of "Loan Documents" immediately prior to the period:

            "provided, that, for the purposes of Sections 9.02 and 11.01 of this Agreement, the term "Loan Documents" shall not include any Interest Rate Protection Agreement with any Bank or any Affiliate of any Bank"

      (e) Section 2.08 (a)(i) is amended by deleting the date "March 31, 2002" from the fifth line thereof and inserting the date "June 30, 2003" in lieu thereof.

      (f) Section 2.08 (a)(ii) is amended by deleting the date "March 31, 2002" from the fifth line thereof and inserting the date "June 30, 2002" in lieu thereof.

      (g) Section 8.05 is further amended by (i) deleting the word "and" from the end of clause (p), (ii) deleting the period from the end of clause (q) and inserting a semicolon and the word "and" in lieu thereof, and (iii) adding a new clause (r) that reads as follows:

            "(r) Guaranty Obligations of the Ultimate Parent with respect to lease obligations under those certain Site Agreements dated as of August 24, 2000 between SpectraSite Broadcast Towers, Inc. and Mission Broadcasting of Joplin, Inc. (as assignee of GOCOM Broadcasting of Joplin,
      LLC) relative to "Towers 19, 20 and 21, Joplin,

      Missouri" described therein, provided, that such Guaranty Obligations are incurred pursuant to documentation in form and substance satisfactory to the Administrative Agent."

      (h) Section 8.09(a) is deleted in its entirety and the following is inserted in lieu thereof:

            "(a) Consolidated Total Leverage Ratio. The Consolidated Total Leverage Ratio shall not at any time during any period set forth below exceed the ratio set forth opposite such period below:

                    Period                              Ratio
----------------------------------------------    ------------------
Effective Date through and including
September 29, 2001                                   6.75 to 1.00
September 30, 2001 through and including
June 29, 2002                                        7.75 to 1.00
June 30, 2002 through and including
September 29, 2002                                   7.25 to 1.00
September 30, 2002 through and including
December 30, 2002                                    6.50 to 1.00
December 31, 2002 through and including
March 30, 2003                                       6.00 to 1.00
March 31, 2003 through and including
June 29, 2003                                        5.50 to 1.00
June 30, 2003 through and including
June 29, 2004                                        5.25 to 1.00
June 30, 2004 through and including
September 29, 2004                                   5.00 to 1.00
September 30, 2004 through and including
December 30, 2004                                    4.75 to 1.00
December 31, 2004 and thereafter                     4.00 to 1.00"

      (i) Section 8.09(b) is deleted in its entirety and the following is inserted in lieu thereof:

            "(b) Consolidated Senior Leverage Ratio. The Consolidated Senior Leverage Ratio shall not at any time during any period set forth below exceed the ratio set forth opposite such period below:

                   Period                              Ratio
----------------------------------------------    ----------------
Effective Date through and including
September 29, 2001                                  4.00 to 1.00
September 30, 2001 through and including
June 29, 2002                                       3.75 to 1.00


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

                   Period                              Ratio
----------------------------------------------    ----------------
June 30, 2002 through and including
September 29, 2002                                  3.50 to 1.00
September 30, 2002 through and including
March 30, 2003                                      3.25 to 1.00
March 31, 2003 through and including
June 29, 2003                                       2.75 to 1.00
June 30, 2003 and thereafter                        2.50 to 1.00

      (j) Section 8.09(c) is deleted in its entirety and the following is inserted in lieu thereof:

            "(c) Consolidated Interest Coverage Ratio. The Consolidated Interest Coverage Ratio shall not at any time during any period set forth below be less than the ratio set forth opposite such period below:

                  Period                                Ratio
----------------------------------------------     ----------------
Effective Date through and including
June 29, 2002                                        1.50 to 1.00
June 30, 2002 through and including
March 30, 2003                                       1.40 to 1.00
March 31, 2003 through and including
September 29, 2004                                   1.50 to 1.00
September 30, 2004 through and including
March 30, 2006                                       1.75 to 1.00
March 31, 2006 through and including
March 30, 2007                                       2.00 to 1.00
March 31, 2007 and thereafter                        2.25 to 1.00"

      (k) Section 11.07(a) is amended by deleting the final sentence and inserting the following in lieu thereof:

            "The Borrower and the Administrative Agent hereby grant the consent required by the immediately preceding sentence with respect to any assignment that any Bank may from time to time make to any Affiliate or any Related Fund of such Bank or any assignment that any Bank may from time to time to any other Bank or any Affiliate or Related Fund of any other Bank provided that the Borrower and the Administrative Agent are each given at least three (3) Business Days' written notice prior to the effective date of such assignment."

The amendments set forth in this Section 1 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be effected hereby.

      Section 2. LIMITED CONSENT. Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrower and the Parent Guarantors herein contained, the several Banks parties to this Amendment hereby consent to the following:

      (a) the issuance of the Additional Parent Equity notwithstanding the existence of the Financial Covenant Default immediately prior to such issuance, provided, that (i) such issuance otherwise complies with all of the other requirements of Section 8.05(l) of the Credit Agreement (including, without limitation, the requirements that the Additional Parent Equity satisfy the definition of Permitted Parent Preferred Equity and that the Net Issuance Proceeds be applied in accordance with the Section 2.07(f) to the extent applicable), (ii) $5,000,000 of the proceeds of the Additional Parent Equity shall be immediately used to make a mandatory prepayment of Term Loans pursuant to Section 2.07(h) of the Credit Agreement to be applied pursuant Sections 2.07(k), 2.08(b) and 9.02 thereof, and (iii) $10,000,000 of the proceeds of the Additional Parent Equity shall be immediately used to make a voluntary prepayment of Term Loans pursuant to Section 2.06 of the Credit Agreement to be applied pursuant Sections 2.06(c), 2.08(b) and 9.02 thereof;

      (b) the amendment of the Charter Documents of the Ultimate Parent in order to authorize the issuance of the Permitted Parent Preferred Equity, provided, that such amendment is made pursuant to documentation in form and substance satisfactory to the Administrative Agent, in its sole discretion;

      (c) the execution, delivery and performance of the Outsourcing Agreement by Nexstar Peoria, which consent is granted pursuant to and in satisfaction of the consent requirements set forth in Section 8.04(b) of the Credit Agreement, provided, that (i) the Borrower and the execution, delivery and performance of the Outsourcing Agreement otherwise comply in all respects with all other requirements set forth in such Section 8.04(b) and all other requirements set forth elsewhere in the Credit Agreement or in any of the other Loan Documents,
(ii) the execution and delivery of the Outsourcing Agreement and commencement of performance of services thereunder occur on or before the date that is 3 months after the Amendment Effective Date, and (iii) any revisions to the Outsourcing Agreement from the form previously provided by the Borrower to the Administrative Agent, and any additional agreements or instruments executed in connection therewith, shall be in form and substance satisfactory to the Administrative Agent, in its sole discretion;

      (d) the execution, delivery and performance of the KODE SSA by Nexstar Joplin, which consent is granted pursuant to and in satisfaction of the consent requirements set forth in Section 8.04(b) of the Credit Agreement, provided, that (i) the Borrower and the execution, delivery and performance of the KODE SSA otherwise comply in all respects with all other requirements set forth in such Section 8.04(b) and all other requirements set forth elsewhere in the Credit Agreement or in any of the other Loan Documents, and (ii) any revisions to the KODE SSA from the form previously provided by the Borrower to the Administrative Agent, and any additional agreements or instruments executed in connection therewith, shall be in form and substance satisfactory to the Administrative Agent, in its sole discretion; and

      (e) the execution, delivery and performance by the parties thereto of the Third Amendment to Credit Agreement and Limited Consent dated as of even date herewith relative to the Bastet/Mission Credit Agreement (the "Bastet/Mission Amendment"), and all transactions described therein.

The consents set forth in this Section 2 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be effected hereby.

      Section 3. CONDITIONS PRECEDENT. The parties hereto agree that this Amendment and the consents and amendments contained herein shall not be effective until the satisfaction of each of the following conditions precedent:

      (a) Execution and Delivery of this Amendment. The Administrative Agent shall have received a copy of this Amendment executed and delivered by each of the applicable Credit Parties and by all Banks necessary for the effectiveness of each of the amendments and consents set forth herein pursuant to Section
11.01 of the Credit Agreement.

      (b) Representations and Warranties. Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Amendment Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

      (c) Reduction of Loan Commitments. The Borrower shall have permanently reduced the Aggregate Revolving Commitment by at least $15,000,000 in the aggregate pursuant to Section 2.05(a) of the Credit Agreement.

      (d) Equity Contributions and Compliance Certificate. (i) ABRY L.P. II and/or ABRY L.P. III shall have purchased the Permitted Parent Preferred Equity for an aggregate cash purchase price of at least $15,000,000 in immediately available funds, $5,000,000 of the proceeds of which shall have been used to make a mandatory prepayment of Term Loans pursuant to Section 2.07(h) of the Credit Agreement and applied pursuant Sections 2.07(k), 2.08(b) and 9.02 thereof, and $10,000,000 of the proceeds of which shall have been used to make a voluntary prepayment of Term Loans pursuant to Section 2.06 of the Credit Agreement and applied pursuant Sections 2.06(c), 2.08(b) and 9.02 thereof, and
(ii) the Ultimate Parent and the Borrower shall have executed and delivered to the Administrative Agent a certificate executed by a Responsible Officer containing calculations in detail satisfactory to the Administrative Agent demonstrating that, after giving effect to the equity contributions and repayments described in clause (i) hereof on a Pro Forma Basis as of the last day of the Fiscal Quarter ended September 30, 2001, no Event of Default exists under Section 8.09(a) of the Credit Agreement with respect to such Fiscal Quarter or any other covenant thereof.

      (e) Fees and Expenses. The Administrative Agent shall have received for its own account and for the account of each Bank party to this Amendment, an amendment fee for each Bank party to this Amendment (collectively, the "Amendment Fees") in an amount equal to the product of (i) 0.125%, multiplied by, (ii) the sum of the amount of such Bank's Revolving Commitment, plus the amount of such Lender's outstanding Term A Loans and outstanding

Term B Loans, as computed on the Amendment Effective Date after to giving effect to any reductions to such Bank's Revolving Credit Commitment in satisfaction of
Section 3(c) and 3(d) above and any reductions to such Lender's outstanding Term A Loans and Term B Loans, as applicable, occurring on the Amendment Effective Date as a result of the satisfaction of the condition precedent described in
Section 3(c) and 3(d) above. The Amendment Fees shall be nonrefundable and shall be deemed to have been earned in full when this Amendment has been executed and delivered to the Administrative Agent by the Borrowers and Lenders constituting the Majority Lenders, whether or not the Amendment Effective Date occurs. In addition, the Borrowers shall pay the estimated fees, costs and out-of-pocket expenses incurred by counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, the Bastet/Mission Amendment, and all transaction contemplated hereby and thereby.

      (f) Effectiveness of Bastet/Mission Amendment. All conditions precedent to the effectiveness to the Bastet/Mission Amendment shall have been satisfied in a manner reasonably satisfactory to the Administrative Agent of such credit facility.

      Section 4. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the several Banks parties hereto to enter into this Amendment and to agree to grant the consents and make the amendments contained herein and in the Bastet/Mission Amendment, each of the Borrower and the Parent Guarantors represents and warrants to the Administrative Agent and the Banks as follows:

      (a) Authorization; No Contravention. The execution, delivery and performance by the applicable Credit Parties of this Amendment have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any Charter Documents of any Credit Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which any Credit Party is a party or any order, injunction, writ or decree of any Governmental Authority to which any Credit Party is a party or its property is subject, or (iii) violate any Requirement of Law.

      (b) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Amendment.

      (c) No Default. No Default or Event of Default exists under any of the Loan Documents. No Credit Party is in default under or with respect to (i) its Charter Documents or (ii) any material Contractual Obligation of such Person. The execution, delivery and performance of this Amendment shall not result in any default under any Contractual Obligation of any Credit Party in any respect.

      (d) Binding Effect. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Credit Parties that are parties thereto, enforceable against such Credit Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

      (e) Representations and Warranties. The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, both before and after giving effect to the amendments contemplated in this Amendment, as if such representations and warranties were being made on and as of the Amendment Effective Date.

      Section 5.  MISCELLANEOUS

      (a) Ratification and Confirmation of Loan Documents. Except for the specific consents and amendments expressly set forth in this Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, the consents set forth in Section 2 of this Amendment shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to any other term provision, condition or covenant of the Credit Agreement or other Loan Documents; (ii) to prejudice any right or remedy that the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or
(iii) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to the terms, provisions, conditions and covenants of the Credit Agreement made the subject hereof.

      (b) Fees and Expenses. The Borrower and the Parent Guarantors jointly and severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

      (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

      (d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

      (e) Counterparts and Amendment Effective Date. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective when each of the conditions precedent set forth in Section 3 of this Amendment have been satisfied (the "Amendment Effective Date").

      (f) Affirmation of Guarantees. Notwithstanding that such consent is not required thereunder, each of the Parent Guarantors and the other Guarantors hereby consent to the execution and delivery of this Amendment and the Bastet/Mission Amendment and reaffirm their respective obligations under each of the Guaranty Agreements to which such Guarantors are parties.

      (g) Confirmation of Loan Documents and Liens. As a material inducement to the Banks to agree to grant the consents set forth herein, to amend the Credit Agreement as set forth herein and to enter into the Bastet/Mission Amendment, the Borrowers and the Guarantors hereby (i) acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Documents to which they are parties, including, without limitation the Guaranty Agreements, the Security Documents, and the Liens granted under the Security Documents, (ii) agrees that the execution, delivery and performance of this Amendment and the Nexstar Amendment shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Documents and Liens and (iii) acknowledges and agrees that the Liens granted under the Security Documents secure payment of the Obligations under the Loan Documents in the same priority as on the date such Liens were created and perfected, and the performance and observance by the Borrowers and the other Credit Parties of the covenants, agreements and conditions to be performed and observed by each under the Credit Agreement, as amended hereby, and the Bastet Mission Credit Agreement, as amended by the Bastet/Mission Amendment.

      (h) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Amendment Effective Date.

                                     BORROWER:

                                     NEXSTAR FINANCE, L.L.C.


                                     By:  /s/ Shirley Green
                                        --------------------------------
                                     Name:  Shirley Green
                                     Title: Vice President, Finance

                                     PARENT GUARANTORS:

                                     NEXSTAR BROADCASTING GROUP, L.L.C.
                                     NEXSTAR BROADCASTING OF
                                       NORTHEASTERN PENNSYLVANIA, INC.
                                     NEXSTAR BROADCASTING OF JOPLIN, INC.
                                     NEXSTAR BROADCASTING OF ERIE, INC.
                                     NEXSTAR BROADCASTING OF
                                       BEAUMONT/PORT ARTHUR, INC.
                                     NEXSTAR BROADCASTING OF WICHITA FALLS, INC.
                                     NEXSTAR BROADCASTING OF ROCHESTER, INC.
                                     NEXSTAR BROADCASTING OF ABILENE, INC.
                                     ERC HOLDINGS, INC.
                                     NEXSTAR MIDWEST HOLDINGS, INC.
                                     NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
                                     NEXSTAR BROADCASTING OF PEORIA, INC.
                                     NEXSTAR BROADCASTING OF
                                       MIDLAND-ODESSA, INC.
                                     NEXSTAR BROADCASTING OF LOUISIANA, INC.
                                     NEXSTAR FINANCE HOLDINGS, L.L.C.
                                     NEXSTAR FINANCE HOLDINGS II, L.L.C.
                                     NEXSTAR FINANCE HOLDINGS, INC.


                                     By:        /s/ Shirley Green
                                          ------------------------------------
                                     Name:  Shirley Green
                                     Title: Vice President, Finance

                                     ADMINISTRATIVE AGENT AND BANKS:

                                     BANK OF AMERICA, N.A.,
                                     as Administrative Agent and as a Bank


                                     By:        /s/ Steven P. Renwick
                                          ------------------------------------
                                     Name:  Steven P. Renwick
                                     Title: Vice President


                                     BARCLAYS BANK PLC,
                                     as a Bank


                                     By:        /s/ Daniele Iacovone
                                          ------------------------------------
                                     Name:  Daniele Iacovone
                                     Title: Director


                                     FIRST UNION NATIONAL BANK,
                                     as a Bank


                                     By:        /s/ Lawrence P. Sullivan
                                          ------------------------------------
                                     Name:  Lawrence P. Sullivan
                                     Title: Vice President


                                     U.S. BANK NATIONAL ASSOCIATION,
                                     as a Bank


                                     By:        /s/ Michael J. Homeyer
                                          ------------------------------------
                                     Name:  Michael J. Homeyer
                                     Title: Vice President


                                     CIBC INC.,
                                     as a Bank


                                     By:        /s/ Joan S. Griffin
                                          ------------------------------------
                                     Name:  Joan S. Griffin
                                     Title: Executive Director

                                     ELC (Cayman) Ltd. 1999 - II
                                     ELC (Cayman) Ltd. 1999 - III
                                     ELC (Cayman) Ltd. 2000 - I
                                     APEX (IDM) CDO I, Ltd.
                                     TRYON CLO Ltd. 2000-I,
                                     as a Bank


                                     By:        /s/ Mark K. Misenheimer
                                          ------------------------------------
                                     Name:  Mark K. Misenheimer
                                     Title: Senior Vice President

OTHER GUARANTORS (for purposes of Section 5(f) and 5(g) hereof):

NEXSTAR BROADCASTING OF ABILENE, L.L.C.
NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, L.L.C.
NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
ENTERTAINMENT REALTY CORPORATION
NEXSTAR BROADCASTING OF ERIE, L.L.C.
NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.
NEXSTAR BROADCASTING OF THE MIDWEST, INC.
NEXSTAR BROADCASTING GROUP, INC.
NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C.
NEXSTAR FINANCE, INC.
NEXSTAR BROADCASTING OF PEORIA, L.L.C.
NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.


By:    /s/ Shirley Green
       -----------------------------
Title: Vice President of Finance of each of the
       above-named entities


BASTET BROADCASTING, INC.


By:    /s/ Nancie J. Smith
       -----------------------------
Name:  Nancie J. Smith
Title: Vice President


MISSION BROADCASTING OF WICHITA FALLS, INC.


By:    /s/ Nancie J. Smith
       -----------------------------
Name:  Nancie J. Smith
Title: Vice President


MISSION BROADCASTING OF JOPLIN, INC.


By:    /s/ Nancie J. Smith
       -----------------------------
Name:  Nancie J. Smith
Title: Vice President